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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statement (File No. 333-30509) on Form S-3.



                                             ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 30, 1998